                                                                     EXHIBIT 4.1

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT dated as of June 2, 1998 (this "Registration
                                                                   ------------
Rights Agreement"), by and between Atlantic Richfield Company, a Delaware
----------------
corporation (the "Stockholder"), and ARCO Chemical Company, a Delaware
                  -----------
corporation (the "Company").
                  -------

     WHEREAS, contemporaneously with the execution hereof, the Stockholder and the Company are entering into the Stock Repurchase Agreement, dated as of the date hereof, which contemplates that the Stockholder will offer to the public in an underwritten public offering (the "Public Offering") a portion of the shares
                                      ---------------
of Common Stock owned by the Stockholder and the Company will repurchase from the Stockholder a portion of the shares of Common Stock owned by the Stockholder (the "Stock Repurchase" and, together with the Public Offering, the
      ----------------
"Transaction");
 -----------

     WHEREAS, upon consummation of the Transaction, the Stockholder shall own 50.0% of the issued and outstanding shares of Common Stock;

     WHEREAS, the Stockholder and the Company desire that, after the consummation of the Transaction, the Stockholder have the right to have Registrable Securities (as hereinafter defined) registered under the Securities Act (as hereinafter defined), upon the terms and subject to the conditions set forth in this Registration Rights Agreement; and

     WHEREAS, the Stockholder and the Company desire that this Registration Rights Agreement become effective as of the consummation of the Transaction.

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth in this Registration Rights Agreement, the parties agree as follows:

     Section 1.  Definitions. For purposes of this Registration Rights
                 -----------
Agreement, each of the following underlined terms shall have the meaning specified with respect to such term:

          "Action" has the meaning specified in Section 6(c) hereof.
           ------

          "Affiliate", with respect to any specified Person, shall mean any
           ---------
other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. For purposes of this Registration Rights Agreement, the term "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, however, that neither the Company nor the Stockholder
            --------  -------
shall be deemed to be an Affiliate of the other.
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                                                                               2


          "commercially reasonable" as used herein shall be understood to
           -----------------------
include a requirement to pay all customary fees and expenses and to take all other customary actions, in each case with respect to the matter to which it refers.

          "Common Stock" means (i) the common stock, par value $1 per share, of
           ------------
the Company, (ii) any stock or other securities into which or for which such common stock may hereafter be changed, converted or exchanged, and (iii) any other securities (other than rights issued pursuant to any rights plans) issued to holders of such common stock (or such securities into which or for which such common stock is so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction(s) or event(s).

          "Company Indemnified Parties" has the meaning specified in Section
           ---------------------------
6(b) hereof.

          "Company Piggyback Securities" has the meaning specified in Section
           ----------------------------
2.1(a)

          "Company Securities" has the meaning specified in Section 2.2(a)
           ------------------
hereof.

          "Demand Limitation" has the meaning specified in Section 18(a) hereof.
           -----------------

          "Demand Notice" has the meaning specified in Section 2.1(a) hereof.
           -------------

          "Demand Registration" has the meaning specified in Section 2.1(a)
           -------------------
hereof.

          "Distribution Expenses" means all (i) underwriting discounts, fees and
           ---------------------
commissions, and (ii) stock transfer taxes, if any related to or arising from the distribution of securities pursuant to a Demand Registration or a Piggyback Registration.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, as they each may from time to time be in effect. References in this Registration Rights Agreement to a particular section of, or rule or regulation promulgated under, the Exchange Act means such section, rule or regulation, as the case may be, as from time to time in effect, or any successor provision to similar effect.

          "Indemnified Party" has the meaning specified in Section 6(c) hereof.
           -----------------

          "Indemnifying Party" has the meaning specified in Section 6(c) hereof.
           ------------------

          "Losses" has the meaning specified in Section 6(a) hereof.
           ------

          "Other Securities" has the meaning specified in Section 2.2(b) hereof.
           ----------------

          "Person" means any individual, partnership, corporation, limited
           ------
liability company, trust, unincorporated organization or other legal entity, and a government or agency or political subdivision thereof.
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                                                                               3


          "Piggyback Registration" has the meaning specified in Section 2.2(a)
           ----------------------
hereof.

          "Piggyback Registration Notice" has the meaning specified in Section
           -----------------------------
2.2(a) hereof.

          "Prospectus" means the prospectus contained in a Registration
           ----------
Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act in connection with the disposition of any Registrable Securities covered by such Registration Statement, in each case as such prospectus may be amended or supplemented from time to time. The term "Prospectus" shall also include all documents incorporated by reference in any such prospectus.

          "Public Offering" has the meaning specified in the Recitals to this
           ---------------
Registration Rights Agreement.

          "Registrable Securities" means the shares of Common Stock beneficially
           ----------------------
owned by the Stockholder and/or its Affiliates upon consummation of the Transaction. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 under the Securities Act, or (iii) such securities shall have ceased to be outstanding. For purposes of this Registration Rights Agreement, references to "beneficially owned" or "beneficial ownership" mean such ownership within the meaning of Rule 13d-3 under the Exchange Act.

          "Registration Expenses" has the meaning specified in Section 5(a)
           ---------------------
hereof.

          "Registration Statement" means a registration statement of the Company
           ----------------------
under the Securities Act of 1933, as it may be amended or supplemented from time to time. The term "Registration Statement" shall also include all exhibits, financial statements and schedules to any such registration statement and all documents incorporated by reference in any such registration statement.

          "SEC" means the Securities and Exchange Commission or any other
           ---
federal agency at the time administering the Securities Act or the Exchange Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the SEC promulgated thereunder, as they each may from time to time be in effect. References herein to a particular section of, or rule or regulation promulgated under, the Securities Act means such section, rule or regulation, as the case may be, as from time to time in effect, or any successor provision to similar effect.

          "Stock Repurchase" has the meaning specified in the Recitals to this
           ----------------
Registration Rights Agreement.
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                                                                               4


          "Stockholder Indemnified Parties" has the meaning specified in Section
           -------------------------------
6(a) hereof.

          "Stockholder Securities" has the meaning specified in Section 2.2(a)
           ----------------------
hereof.

          "Transaction" has the meaning specified in the Recitals to this
           -----------
Registration Rights Agreement.

          "Transferee" has the meaning specified in Section 18(a) hereof.
           ----------

          "Transferee Securities" has the meaning specified in Section 18(e)
           ---------------------
hereof.

     Section 2.  Registration Rights.
                 -------------------

     Section 2.1.  Demand Registration
                   -------------------

          (a)  Request for Registration.
               ------------------------

               (i) At any time and from time to time after the consummation of the Transaction, upon the written request of the Stockholder that the Company effect the registration under the Securities Act of a number of Registrable Securities that is not less than the lesser of (x) Registrable Securities having an aggregate market value (based on the closing share price on the business day immediately preceding the date of such request) of (A) at least $200 million with respect to any widely distributed, underwritten offering and (B) $100 million with respect to all other offerings, or (y) all of the Registrable Securities beneficially owned by the Stockholder and its Affiliates on the date of such request, but in no event less than the number of Registrable Securities having an aggregate market value (based on the closing share price on the business day immediately preceding the date of such request) of at least $100 million (a "Demand Notice"), which
                                                        -------------
          request shall specify the intended method or methods of disposition of such Registrable Securities (it being understood that the method specified or intended by the Stockholder with respect to any registration may not be an offering on a multiple or continuous basis pursuant to Rule 415 under the Securities Act or otherwise), the Company shall use its commercially reasonable efforts to effect as promptly as practicable the registration under the Securities Act of such Registrable Securities in accordance with the intended method or methods of disposition specified in such request. A registration pursuant to this Section 2.1(a)(i) is referred to herein as a "Demand
                                                                         ------
          Registration".
          ------------

               (ii) If the Company wishes to include any shares of Common Stock for its own account in any Demand Registration involving an underwritten offering of shares of Common Stock, the Company shall specify the number of such shares of Common Stock (the "Company
                                                                  -------
          Piggyback Securities") in a written request to the Stockholder made
          --------------------
          within 10 days of the receipt by the Company of a Demand

          Notice. If the lead underwriter shall advise the Stockholder in writing (with a copy to the Company) that, in its opinion, the number of securities requested by the Company and otherwise proposed to be included in such Demand Registration exceeds the number that can be reasonably sold in such offering without materially and adversely affecting the offering price or otherwise materially and adversely affecting such offering, the Stockholder shall include in such Demand Registration (but only to the extent of the number of securities that the Stockholder is so advised can reasonably be sold in such offering), first, the Registerable Securities to be offered by the Stockholder, and second, the Company Piggyback Securities. The Company shall have withdrawal rights with respect to the Piggyback Securities comparable to those set forth in Section 2.2(d). Except as aforesaid, no other Person shall have any right to include any securities in any registration initiated by the Stockholder as a Demand Registration.

          (b) Limitations on Demand Registrations.  Notwithstanding the
              -----------------------------------
foregoing and subject to Section 2.3(a) hereof, (i) the Company shall not be required to effect more than seven registrations pursuant to this Section 2.1,
(ii) more than one registration within any six-month period or (iii) with respect to registrations that do not involve a widely distributed, underwritten offering, more than one registration within any 12-month period. For purposes of this Registration Rights Agreement, a registration shall not be deemed to have been effected (x) unless a Registration Statement with respect thereto has become effective and maintained effective in accordance with Section 4(a)(ii) hereof, (y) if after it has become effective and during the period in which such Registration Statement is required to be maintained effective in accordance with
Section 4(a)(ii) hereof, such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Stockholder (and/or any of its Affiliates) and has not thereafter become effective, or (z) if the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Stockholder (and/or any of its Affiliates).

          (c) Company's Right to Postpone Registration.  Notwithstanding the
              ----------------------------------------
foregoing, the Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 continuous days) the filing (but not the preparation) of a Registration Statement for a Demand Registration if the Company submits to the Stockholder a certificate signed by the Secretary of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such Demand Registration and offering (including, without limitation, any disclosures required to be made in connection with such Demand Registration) would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company; provided,
                                                                    --------
however, that (i) at all times during such period the Company is in good faith
-------
using all reasonable efforts to cause such Registration Statement to be filed as promptly as practicable; (ii) the Company may not exercise the right to postpone registration pursuant to this Section 2.1(c) within 30 days of the last day of any other period of postponement pursuant to this Section 2.1(c); and (iii) the right to postpone registration pursuant to this Section 2.1(c) may not be exercised by the Company if such exercise would cause the total number of days of all such periods of postponement in any 365 day period to exceed 180 days.

          (d) Selection of Underwriters.  If the Demand Registration involves an
              -------------------------
underwritten offering, the Stockholder shall have the right to select one or more underwriters to act as lead underwriters of such underwritten offering, subject, in the case of the Transferee, to the approval of the Company which may not be unreasonably withheld.

          (e) Company Registration.  After receipt of a Demand Notice , the
              --------------------
Company shall not initiate a registration of any of its securities for its own account (other than a registration on Form S-4 or Form S-8 or any like successor forms), for the account of any Transferee and/or for the account of any other Person pursuant to registration rights granted to such Person in compliance with
Section 8(a) hereof until 90 days after the effective date of the Registration Statement for such Demand Registration.

          (f) Withdrawal of Registration.  At any time after the Company files
              --------------------------
with the SEC the Registration Statement for a Demand Registration and prior to such Registration Statement being declared effective by the SEC, the Company, if requested in writing by the Stockholder, shall promptly withdraw such registration.

     Section 2.2.  Piggyback Registration.
                   ----------------------

          (a) Request for Registration.  If the Company at any time proposes to
              ------------------------
file a Registration Statement under the Securities Act relating to an offering of shares of Common Stock or other equity securities of the Company, or securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities (other than a Registration Statement on Form S-4 or Form S-8 or any like successor forms), to be offered for its own account (the "Company Securities"), the Company shall (i) provide prompt written notice of
 ------------------
the proposed offering to the Stockholder, setting forth the number and type of securities proposed to be offered and a description of the intended method or methods of distribution (the "Piggyback Registration Notice"), and (ii) use
                              -----------------------------
commercially reasonable efforts to effect the registration under the Securities Act (a "Piggyback Registration") of such number of Registrable Securities as
        ----------------------
shall be specified in a written request by the Stockholder (the "Stockholder
                                                                 -----------
Securities") made within 15 days after receipt of such Piggyback Registration
----------
Notice from the Company, subject to Section 2.2(b)  hereof.

          (b) Priority.  If a registration pursuant to this Section 2.2 involves
              --------
an underwritten offering, and the lead underwriter shall advise the Company in writing (with a copy to the Stockholder) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can be reasonably be sold in such offering without materially and adversely affecting the offering price or otherwise materially and adversely affecting such offering, the Company shall include in such registration (but only to the extent of the number of securities that the Company is so advised can reasonably be sold in such offering), first, the Company Securities, second, the Stockholder Securities, third, any Transferee Securities (as defined in Section 18(e) hereof), determined on a pro rata basis if there is more than one Transferee, and fourth, if all Company Securities, Stockholder Securities and Transferee Securities are included in such registration, any shares of Common Stock or other equity securities of the Company, or securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities to be offered for the account of any other Person pursuant to registration rights granted to such Person in compliance with Section 8(a) hereof except if such Person is a Transferee (as defined in Section 18(a) hereof) (the "Other Securities").
              ----------------

          (c) Company Determination Not to Register.  Notwithstanding the
              -------------------------------------
foregoing, if, at any time after giving a Piggyback Registration Notice to the Stockholder pursuant to Section 2.2(a) hereof and prior to the effective date of the Registration Statement in respect of such Piggyback Registration, the Company shall determine for any reason not to register the securities proposed to be covered thereby, the Company may, at its election, give written notice of such determination to the Stockholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith, pursuant to Section 5(b) hereof), without prejudice, however, to the rights of the Stockholder to request that such registration be effected as a Demand Registration (subject to Section 2.1(a) hereof). No registration effected under this Section 2.2 shall relieve the Company of its obligations pursuant to Section 2.1 hereof.

          (d) Withdrawal of Registrable Securities.  The Stockholder may
              ------------------------------------
withdraw all or any part of its Registrable Securities from the Piggyback Registration upon written notice to the Company at any time prior to the later of (i) the Registration Statement in respect of such Piggyback Registration being declared effective by the SEC and (ii) the execution of any underwriting agreement with respect to such Piggyback Registration.

     Section 2.3  Underwritten Offerings.
                  ----------------------

          (a) Demand Registration.  If requested by the underwriters for any
              -------------------
underwritten Demand Registration, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, the Stockholder and the underwriters and to contain such representation and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, covenants to keep the Registration Statement current, indemnities and contribution to the effect and to the extent provided in Section 6 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4(a)(x) hereof. The Stockholder shall cooperate with the Company in the negotiation of the underwriting agreement and shall be a party to such underwriting agreement. Notwithstanding the foregoing the Company shall not be required to effect registrations in connection with more than seven offerings of Registrable Securities pursuant to Section 2.1(a) of this Registration Rights Agreement.

          (b) Piggyback Registration.  In connection with each Piggyback
              ----------------------
Registration, if the Company proposes to distribute any of its securities through one or more underwriters, the Company shall, subject to Section 2.2(b) hereof, arrange for such underwriters to include all the Registrable Securities proposed to be offered and sold by the Stockholder with the other securities of the Company to be distributed by such underwriters. The Stockholder shall be a party to the underwriting agreement between the Company and such underwriters.

          (c) Underwriting Agreement.  In each underwriting agreement referred
              ----------------------
to in Section 2.3(a) or 2.3(b) hereof, the Stockholder, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Stockholder, and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of the Stockholder. The Stockholder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Stockholder and information provided by the Stockholder to be included in the applicable Registration Statement, the Registrable Securities and the Stockholder's intended method or methods or distribution and any other representation required by law, or to furnish any indemnity or contribution to any Person which is broader than the indemnity and contribution furnished by the Stockholder in Section 6 hereof.

     Section 3.  Preparation of Registration Statement.
                 -------------------------------------

          (a) Demand Registration.  Each Registration Statement in respect of a
              -------------------
Demand Registration shall be on any form selected by the Company for which the Company then qualifies; provided, however, that the Company shall use
                        --------  -------
commercially reasonable efforts to continue to be qualified to register secondary offerings of its securities under the Securities Act on Form S-3 (or any like successor form).

          (b) Piggyback Registration.  Each Registration Statement in respect of
              ----------------------
a Piggyback Registration shall provide for the offering and sale of Registrable Securities in a manner consistent with the offering and sale of the other securities of the Company to which such Registration Statement relates.

          (c) Opportunity to Participate.  In connection with the preparation of
              --------------------------
each Registration Statement in respect of a Demand Registration or a Piggyback Registration, the Company shall give the Stockholder and its underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such Registration Statement and the related Prospectus, including each amendment thereof or supplement thereto, and any correspondence to the SEC (including its staff) responding to comments on the Registration Statement or Prospectus, and shall give each of them such access to the financial and other records, corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Stockholder, such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. In the case of a Demand Registration, the Company shall not file any such Registration Statement or Prospectus, including any amendment thereof or supplement thereto, or response letter to which the Stockholder or any such counsel reasonably objects.

          (d) The Stockholder's Information.  In connection with the preparation
              -----------------------------
of each Registration Statement in respect of a Demand Registration or a Piggyback Registration, the Company may require the Stockholder to furnish the Company such information regarding the Stockholder and the distribution of the Registrable Securities to which such Registration Statement relates as the Company may from time to time reasonably request in writing.

     Section 4.  Registration Procedures.
                 -----------------------

          (a) Company Obligations.  If and whenever the Company is obligated by
              -------------------
the provisions of this Registration Rights Agreement to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company shall as promptly as practicable:

               (i) prepare, and as promptly as practicable, but in any event within 60 days after the receipt of the Stockholder's Demand Notice (subject to Section 2.1(c)), file with the SEC a Registration Statement with respect to the Registrable Securities and thereafter use commercially reasonable efforts to cause such Registration Statement to become effective;

               (ii) use commercially reasonable efforts to cause the Registration Statement to remain effective and to prepare and file with the SEC any amendments and supplements to the Registration Statement and to the related Prospectus as may be necessary to keep the Prospectus current until the earlier of (x) such time at which all Registrable Securities offered thereby have been sold or disposed of in accordance with the intended method or methods of disposition by the Stockholder (or are no longer Registrable Securities) and in compliance with the provisions of the Securities Act and (y) 60 days after the Registration Statement is first declared effective;

               (iii) notify the Stockholder (v) when a Registration Statement becomes effective, (w) when the filing of a post-effective amendment to a Registration Statement or supplement to or amendment of the related Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective,
          (x) of any request by the SEC for any amendment of or supplement to a Registration Statement or the related Prospectus or for additional information, (y) of the entry of any stop order suspending the effectiveness of such Registration Statement or of the initiation of any proceedings for that purpose and (z) of the suspension of the qualification of any Registrable Securities for offering or sale in any jurisdiction or of the initiation of any proceedings for that purpose;

               (iv) make every reasonable effort (x) to prevent the entry of any stop order affecting the Registration Statement and (y) to remove any such stop order, if entered at the earliest possible moment;

               (v) furnish to the Stockholder and any underwriters such number of conformed copies of the Registration Statement as initially filed with the SEC and of each pre-effective and post-effective amendment or supplement thereto (in each case including at least one copy of all exhibits thereto and all documents incorporated by reference therein), such number of copies of each Prospectus, and such other documents, as the Stockholder or any underwriter reasonably may request to facilitate the distribution of the Registrable Securities to which such Registration Statement relates;

               (vi) use commercially reasonable efforts (x) to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Stockholder reasonably requests, (y) to keep each such registration or qualification in effect until the earlier of (A) the time at which all Registrable Securities covered by such Registration Statement have been sold or disposed of in accordance with the intended method or methods of disposition by the Stockholder (or are no longer Registrable Securities) and in compliance with the provisions of such securities or blue sky laws and (B) 60 days after the Registration Statement is first declared effective, and (z) to do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the sale or disposal in such jurisdictions of such Registrable Securities in accordance with the intended method or methods of disposition by the Stockholder; provided, however, that the Company shall not for any such purpose be
          --------  -------
          required to qualify generally to do business as a foreign corporation wherein it would not but for the requirements of this Section 4(a)(vi) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (vii) use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which the Company's equity securities are then listed at the time of the sale of such Registrable Securities pursuant to such Registration Statement (or if no such equity securities are then listed, to qualify as a "national market system security" with the Nasdaq National Market);

               (viii) use its commercially reasonable efforts to cause its senior management to attend and make presentations regarding the prospects of the Company at all meetings with prospective purchasers of shares of Common Stock that are arranged by any underwriter (provided that senior management has been given two weeks advance notice of the first of such meetings) in connection with any widely distributed, underwritten offering of such shares of Common Stock;

               (ix) notify the Stockholder, at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable prepare and furnish to the Stockholder such number of copies of a supplement to or an amendment of such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (x) furnish to the Stockholder a signed counterpart, addressed to the Stockholder of

                     (x) an opinion of counsel for the Company experienced in
                securities law matters, dated the effective date of the Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), and

                     (y) one or more "comfort" letters, (1) dated the effective date of the Registration Statement and, if different, dated the date of the closing of any sale of Registrable Securities thereunder, or (2) if such registration includes an underwritten offering, dated the date of the underwriting agreement and dated the date of the closing under the underwriting agreement, in each such case signed by each of the independent public accountants who have issued an audit report on the financial statements included or incorporated by reference in the Registration Statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the Stockholder may reasonably request;

               (xi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available generally to its shareholders a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of twelve (12) months beginning within six months after the effective date of each Registration Statement, which statements shall cover said twelve (12)-month period; provided,
                                                                --------
          however that the Company shall be deemed to have complied with this
          -------
          clause (xii) if it has complied with Rule 158 under the Securities
          Act;

               (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case from and after a date not later than the effective date of such Registration Statement, and to instruct such transfer agent (x) to release any stop transfer orders with respect to the Registrable Securities being sold and (y) to furnish certificates without restrictive transfer legends representing ownership of the Registrable Securities being sold, in such denominations requested by the Stockholder or the lead underwriter; and

               (xiii) enter into such agreements and take such other actions as the Stockholder or the lead underwriter reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of "road shows" and all such other customary selling efforts as the lead underwriter may reasonably request in order to expedite or facilitate such disposition.

          (b) The Stockholder's Obligations.  The Stockholder, upon receipt of
              -----------------------------
any notice from the Company of the happening of any event of the kind described in Section 4(a)(ix) hereof, shall forthwith discontinue disposition of the Registrable Securities until the Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(ix) hereof or until it is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, the Stockholder shall deliver to the Company or destroy all copies, other than permanent file copies then in the Stockholder's possession, of the Prospectus required to be supplemented or amended.

     Section 5.  Expenses of Registration.
                 ------------------------

          (a) Demand Registration.  The Stockholder shall bear all reasonable
              -------------------
out-of-pocket fees, costs and expenses incurred by the Company and the Stockholder in connection with any Demand Registration (whether or not such Demand Registration becomes effective) and the distribution of the Registrable Securities pursuant thereto, including, without limitation, (i) all SEC and stock exchange registration and filing fees, (ii) stock exchange listing fees,
(iii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iv) printing expenses (including the expense of printing Prospectuses), (v) messenger and delivery expenses, (vi) marketing expenses (including, without limitation, expenses in connection with road shows), (vii) reasonable fees and disbursements of counsel for the Company and the Stockholder and their independent public accountants, and (viii) all Distribution Expenses (all such expenses being herein referred to herein as the "Registration Expenses"), provided, however, that the Company
               ---------------------    --------  -------
shall bear all Registration Expenses (other than those included in clauses (iv), (v) and (vi) of this Section 5(a)) that are attributable to the inclusion in any Demand Registration of any Company Piggyback Securities registered pursuant to
Section 2.1(a)(ii) hereof.

          (b) Piggyback Registration.  The Company shall bear all Registration
              ----------------------
Expenses of the Company and the Stockholder in connection with any Piggyback Registration and the distribution of the Registrable Securities pursuant thereto, except that the Company shall not be responsible for (i) the fees and disbursements of any counsel, accountant or other advisor retained by the Stockholder in connection with such Piggyback Registration, and (ii) Distribution Expenses related to or arising from the sale by the Stockholder of any Registrable Securities pursuant to such Piggyback Registration.

     Section 6.  Indemnification.
                 ---------------

          (a) Indemnification by the Company.  In the event of any registration
              ------------------------------
of any Registrable Securities pursuant to this Registration Rights Agreement, the Company shall indemnify and hold harmless (i) the Stockholder, (ii) the Stockholder's Affiliates, (iii) the Stockholder's and its Affiliates' respective directors, officers, agents and advisors, (iv) each Person who participates as an underwriter in the offering or sale of such Registrable Securities and (v) each Person (if any) who controls the Stockholder or any such underwriter within the meaning of either the Securities Act or the Exchange Act (collectively, the "Stockholder Indemnified Parties") from and against any and all losses, claims,
 -------------------------------
damages or liabilities (collectively "Losses"), joint or several, to which the
                                      ------
Stockholder Indemnified Parties or any of them may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus in respect of such registration, including any amendment thereof or supplement thereto, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to
Section 6(c) hereof, the Company shall reimburse the Stockholder Indemnified Parties for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding; provided, however, that the foregoing indemnity shall not apply to
            --------  -------
the extent that such Loss (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholder expressly for use in the preparation of such Registration Statement or Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Stockholder Indemnified Party.

          (b) Indemnification by the Stockholder.  In the event of any
              ----------------------------------
registration of any Registrable Securities pursuant to this Registration Rights Agreement, the Stockholder shall indemnify and hold harmless (i) the Company,
(ii) the Company's directors, officers, agents and advisors, (iii) each Person who participates as an underwriter in the offering or sale of Registrable Securities and (iv) each Person (if any) other than the Stockholder who controls the Company within the meaning of either the Securities Act or the Exchange Act (the "Company Indemnified Parties"), from and against any and all Losses, joint
      ---------------------------
or several, to which the

Company Indemnified Parties or any of them may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on (x) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus in respect of such registration, including any amendment thereof or supplement thereto, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if any such case such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Stockholder expressly for use in the preparation of such Registration Statement or Prospectus; and, subject to Section 6(c) hereof, the Stockholder shall reimburse the Company Indemnified Parties for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding. In no event shall the liability of the Stockholder hereunder be greater in amount than the dollar amount of the gross proceeds (net of underwriting discounts and commissions) received by the Stockholder and/or any of its Affiliates upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnified Party.

          (c) Indemnification Procedures.  The party seeking indemnification
              --------------------------
pursuant to this Section 6 is referred to as the "Indemnified Party" and the
                                                  -----------------
party from whom indemnification is sought under this Section 6 is referred to as the "Indemnifying Party." The Indemnified Party shall give prompt written
     ------------------
notice to the Indemnifying Party of the commencement of any action or proceeding involving a matter referred to in Section 6(a) or 6(b) hereof (an "Action"), if
                                                                   ------
an indemnification claim in respect thereof is to be made against the Indemnifying Party; provided, however, that the failure to give such prompt
                    --------  -------
notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder with respect to such Action, except to the extent that the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to participate in and to assume the defense of such Action, with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, however, that (i) the
                                       --------  -------
Indemnifying Party, within a reasonable period of time after the giving of notice of such indemnification claim by the Indemnified Party, (x) notifies the Indemnified Party of its intention to assume such defense and (y) appoints such counsel, and (ii) the Indemnifying Party may not, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Action. If the Indemnifying Party so assumes the defense of any such Action, (A) the Indemnifying Party shall pay all costs associated with, any damages awarded in, and all expenses arising from the defense or settlement of such Action, and (B) the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of such Action, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (x) the Indemnifying Party has agreed to pay such fees and expenses, (y) the Indemnified Party has been advised by its counsel that there are likely to be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, and in any such case that portion of the reasonable fees and expenses of such separate counsel that are reasonably related to matters covered by the indemnity provided in this
Section 6 shall be paid by the Indemnifying Party or (z) such counsel has been selected by the Indemnified Party solely due to a conflict of interest which exists between counsel selected by the Indemnifying Party and the Indemnified Party. If the Indemnifying Party does not so assume the defense of such Action, the Indemnified Party shall be entitled to exercise control of the defense, compromise or settlement of such Action. No Indemnified Party shall settle or compromise any Action for which it is entitled to indemnification under this Registration Rights Agreement without the prior written consent of the Indemnifying Party (which consent may not be unreasonably withheld or delayed). The other party shall cooperate with the party assuming the defense, compromise or settlement of any Action in accordance with this Registration Rights Agreement in any manner that such party reasonably may request and the party assuming the defense, compromise or settlement of any Action shall keep the other party fully informed in the defense of such Action.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
6 is unavailable or is insufficient to hold the Indemnified Party harmless under
Section 6(a) or 6(b) hereof with respect to any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand with respect to the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, the untrue or alleged untrue statement or omission or alleged omission relates to information supplied (or omitted to be supplied) by the Indemnifying Party on the one hand or the Indemnified Party on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this Section 6(d) shall be deemed to include any legal or other out-of-pocket expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Loss, action or proceeding.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation, by reference to the Stockholder's (and/or any of its Affiliate's) stock ownership in the Company, or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Stockholder (and/or any of its Affiliates) from the Registrable Securities that were offered to the public exceed the amount of any damages which the Stockholder (and/or any of its Affiliates) has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          If indemnification is available under this Section 6, the Indemnifying Party shall indemnify the Indemnified Party to the full extent provided in
Section 6(a) or 6(b) hereof, as applicable, without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 6(d).

          (e) Other Rights.  The provisions of this Section 6 shall be in
              ------------
addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (f) Periodic Payment.  The indemnification and contribution required
              ----------------
by this Section 6 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or Loss or expense is incurred.

     Section 7.  Lock-up Agreements.
                 ------------------

          (a) The Stockholder's Lock-up.  If and whenever the Company proposes
              -------------------------
to register any shares of Common Stock or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities, under the Securities Act for sale for its own account (other than on Form S-4 or S-8 or any like successor forms) or is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 hereof, and, in the case of an underwritten offering, if requested by the lead underwriter, the Stockholder agrees, and will cause its executive officers and directors to agree, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or announce the offering of, or register, cause to be registered or announce the intended registration of, any Registrable Securities, including any sale pursuant to a brokerage transaction under Rule 144 under the Securities Act, within seven business days prior to and 90 days (or such shorter period as may be requested by the lead underwriter in the case of an underwritten offering) after the effective date of the Registration Statement (or, in the case of an underwritten offering, the date of the applicable underwriting agreement) relating to such registration, except (i) as part of such registration or (ii) in the case of an underwritten offering, with the consent of the lead underwriter; provided, however, that this Section 7(a) shall in no
                         --------  -------
way limit or delay the Stockholder's, or its executive officers' and directors', right to submit a Demand Notice, or the Company's obligations with respect thereto prior to the filing with the SEC of the Registration Statement in respect of such Demand Registration (including, without limitation, the preparation of such Registration Statement in accordance with Section 3 hereof); or (z) the Stockholder, or its executive officers and directors, may offer and sell Registrable Securities during such period to the Company.

          (b) Company Lock-up.  The Company agrees, and will cause its executive
              ---------------
officers and directors to agree, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or announce the offering of, or register, cause to be registered or announce the intended registration of any shares of Common Stock or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities, within seven business days prior to and 90 days (or such shorter period as may be requested by the lead underwriter of an underwritten offering) after the effective date of any Registration Statement with respect to its Registrable Securities, except (i) as part of such registration or pursuant to a registration on Form S-4 or Form S-8 (or any like successor forms) or (ii) with the consent of such lead underwriter.

Section 8.    Certain Limitations.
              --------------------

          (a) No Inconsistent Agreements.  The Company represents and warrants
              --------------------------
to the Stockholder that the Company has not entered, and the Company agrees that on and after the date hereof the Company shall not enter, into any agreement with respect to its securities that would in any way interfere, or which is inconsistent, with the rights granted to the Stockholder in this Registration Rights Agreement. Without limiting the generality of the foregoing, (i) the Company has not granted to any Person(s) other than the Stockholder the right to have registered under the Securities Act (including, without limitation, in a "piggyback" registration) any shares of Common Stock or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities, and (ii) on and after the date hereof the Company shall not grant to any Person(s) other than the Stockholder any such registration rights, if such registration rights, in the Stockholder's reasonable judgment, would interfere with, or have priority over, any of the rights granted to the Stockholder in this Registration Rights Agreement.

          (b) Changes in Common Stock.  The Company shall not effect or permit
              -----------------------
to occur any merger, combination, reclassification, recapitalization, reorganization, restructuring or subdivision of its Common Stock which would materially adversely affect the ability of the Stockholder to include Registrable Securities in any registration contemplated by this Registration Rights Agreement or the marketability of such Registrable Securities under any such registration.

Section 9.    Remedies.  The Company and the Stockholder each acknowledges and
              --------
agrees that the parties' respective remedies at law for a breach or threatened breach of any of the provisions of this Registration Rights Agreement would be inadequate and, in recognition of that fact, agrees that, in the event of a breach or threatened breach by the Company or the Stockholder of the provisions of this Registration Rights Agreement, in addition to any remedies at law, each of the Stockholder and the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance by the other party, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

Section 10.   Rule 144.  The Company shall take all actions reasonably necessary
              --------
to enable the Stockholder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by
(i) Rule 144 and Rule 144A under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the SEC, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon request of the Stockholder, the Company shall deliver to the Stockholder a written statement as to whether it has complied with such requirements.

Section 11.   Severability.  If any term, provision, covenant or restriction of
              ------------
this Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Registration Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided that the parties hereto shall negotiate in good faith to attempt to place the parties in the same position as they would have been in had such provision not been held to be invalid, void or unenforceable.

Section 12.   Further Assurances.  Subject to the specific terms of this
              ------------------
Registration Rights Agreement, the Stockholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all other actions, as reasonably may be required to effectuate the purposes of this Registration Rights Agreement and to consummate the transactions contemplated hereby.

     Section 13.  Notices.  All notices, requests, consents, demands, waivers,
                  -------
instructions and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier or overnight mail, as follows:

                  (a)   if to the Stockholder, at:

                        Atlantic Richfield Company
                        515 South Flower Street
                        Los Angeles, CA 90071
                        Attention:  Mr. Terry G. Dallas,
                                    Senior Vice President and Treasurer
                        Facsimile:  (213) 486-3006

                  (b)   if to the Company, at:

                        ARCO Chemical Company
                        3801 West Chester Pike
                        Newton Square, PA 19073
                        Attention:  Robert J. Millstone, Esq.,
                                    Vice President and General Counsel
                        Facsimile:  (610) 359-3344

or to such other Person or address as any party may specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Registration Rights Agreement shall be deemed to have been given three days after being sent or, if earlier, the date of actual receipt. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

     Section 14.  Effectiveness.  Except for this Section 14, this Registration
                  -------------
Rights Agreement shall become effective as of the initial closing of the Public Offering.

     Section 15.  Amendment.  Any provision of this Registration Rights
                  ---------
Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the Company and the Stockholder, executed in the same manner as this Registration Rights Agreement. No consent, waiver or similar act shall be effective unless in writing.

     Section 16.  Counterparts.  This Registration Rights Agreement may be
                  ------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Registration Rights Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

     Section 17.  Governing Law.  This Registration Rights Agreement shall be
                  -------------
construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws of the State of Delaware or any other jurisdiction that, in either case, would call for the application of the substantive laws of any jurisdiction other than Delaware.

     Section 18.  Assignment.
                  ----------

          (a) This Registration Rights Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. The Company may not assign this Registration Rights Agreement or any of its rights or obligations hereunder. The Stockholder may assign this Registration Rights Agreement, and/or its rights and obligations hereunder, in whole or in part, to any Person to which the Stockholder transfers any Registrable Securities (a "Transferee"); provided, however, that (i) such
                               ----------    --------  -------
Transferee enters into a written assumption agreement reasonably satisfactory to the Company with respect to all such obligations so assumed, (ii) in the case of any and all Transferees that are not Affiliates of the Stockholder, the aggregate number of Demand Registrations as to which the Stockholder may assign its rights hereunder shall be limited to two (the "Demand Limitation"), unless
                                                   -----------------
(x) such assignment is effected in connection with the sale or other disposition of all the Registrable Securities then beneficially owned by the Stockholder and its Affiliates and (y) the Stockholder has not theretofore assigned any rights with respect to Demand Registrations to any other Transferee(s) in which event the Demand Limitation shall not be applicable, and (iii) in the case of any and all Transferees that are Affiliates of the Stockholder, no such assignment shall release the Stockholder from any of its obligations hereunder. Notwithstanding the foregoing, the Stockholder may not assign any right under this Registration Rights Agreement to more than three Persons, and each such assignment must occur in connection with the sale to such Person of no less than 15% of the shares of Common Stock then outstanding.

          (b) If the Stockholder (and/or any of its Affiliates) beneficially owns any Registrable Securities following any assignment hereunder to a Transferee that is not an Affiliate of the Stockholder, such assignment (including, without limitation, the Demand Limitation) shall not limit or otherwise affect the Stockholder's (and/or such Affiliate's) rights, and the Company's obligations, under this Registration Rights Agreement with respect to such remaining Registrable Securities, except to the extent rights hereunder were assigned to the Transferee.

          (c) Except as otherwise provided in this Section 18, the provisions of this Registration Rights Agreement which are for the benefit of the Stockholder shall be for the benefit of and enforceable by any Transferee(s) (and references herein to the Stockholder shall be deemed also to refer to such Transferee(s) as appropriate). Without limiting the generality of the foregoing, if, at the time the Company is required to deliver a Piggyback Registration Notice to the Stockholder, one or more Transferees that are not Affiliates of the Stockholder also have rights with respect to Piggyback Registrations pursuant to an assignment effected in accordance with Section 18(a) hereof, the Company shall deliver a copy of the Piggyback Registration Notice to each such Transferee, and afford each such Transferee the opportunity to participate in such Piggyback Registration, on the basis set forth in clauses (i) and (ii) of the first sentence of Section 2.2(a) hereof, subject to Section 2.2(b) hereof.

          (d) For purposes of the Demand Limitation, a registration requested by a Transferee pursuant to Section 2.1 hereof shall not count as a Demand Registration (i) unless the Registration Statement with respect thereto has become effective and maintained effective in accordance with Section 4(a)(ii) hereof, (ii) if after it has become effective, and during the period in which the Registration Statement is required to be maintained effective in accordance with Section 4(a)(ii) hereof such Registration Statement is interfered with by any stop order, injunction or other order requirement of the SEC or other governmental agency or court for any reason not attributable to such Transferee and has not thereafter become effective, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of such Transferee.

          (e) If the Company at any time proposes to file a Registration Statement under the Securities Act relating to an offering of shares of Common Stock or other equity securities of the Company, or securities convertible into or exchangeable or exercisable for shares of Common Stock or such other securities, to be offered for the account of any Transferee (the "Transferee
                                                                  ----------
Securities"), the Company shall (i) promptly provide to Stockholder a Piggyback
----------
Registration Notice, and (ii) use commercially reasonable efforts to effect a Piggyback Registration of such number of Stockholder Securities as shall be specified in a written request by the Stockholder within 15 days after receipt of such Piggyback Registration Notice from the Company, subject to Section 18(f) hereof.

          (f) If a registration pursuant to Section 18(e) involves an underwritten offering, and the lead underwriter shall advise the Company in writing (with a copy to the Stockholder) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can reasonably be sold in such offering without materially and adversely affecting the offering price or otherwise materially and adversely affecting such offering, the Company shall include in such registration (but only to the extent of the number of securities that the Company is so advised can reasonably be sold in such offering), first, the Transferee Securities, second, the Stockholder Securities, third, any Company Securities, and fourth, if all Transferee Securities, Stockholder Securities and Company Securities are included in such registration, any Other Securities.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Registration Rights Agreement as of the date set forth above.

                                    ATLANTIC RICHFIELD COMPANY

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    ARCO CHEMICAL COMPANY

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------